Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of L-3 Communications Holdings, Inc. (‘‘L-3 Holdings’’) and L-3 Communications Corporation (‘‘L-3 Communications’’; together with L-3 Holdings referred to as ‘‘L-3’’) on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), Michael T. Strianese, President and Chief Executive Officer and Ralph G. D’Ambrosio, Vice President and Chief Financial Officer, in each case, of L-3 Holdings and L-3 Communications, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of L-3.

Date: May 7, 2007

/s/ Michael T. Strianese	/s/ Ralph G. D’Ambrosio
Michael T. Strianese	Ralph G. D’Ambrosio
President and Chief Executive Office	Vice President and Chief Financial Officer